UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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The Midland Company

(Name of Registrant as Specified In Its Charter)

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Below is a communication made available to all employees of The Midland Company (the “Company” or “Midland”) by posting on the Company’s internal website on November 27, 2007.

Welcome! TOWN HALL MEETING NOVEMBER 27, 2007

Town Hall
Meeting
November 27,
2007

Our Operating Framework
MISSION:
To be an Indispensable Partner
to customers in chosen markets
by providing value-adding specialty insurance products and
services.
VISION:
To be the premier specialty insurance company
in our chosen
markets; creating sustainable competitive advantage by providing our policyholders, associates, and business partners with
products, services, and relationships they value more than those offered by our competitors.
VALUES:
Integrity * Win/Win * Team * Humility * Strong Work Ethic
Creativity* Propriety * Sharing/Caring * Personal Growth

Town Hall
Meeting
November 27,
2007

Midland And Munich Re
Cincinnati, Ohio, October 17, 2007 – The Midland Company (Nasdaq:
MLAN),
a
highly focused provider of specialty insurance products and services, today reported that it has signed a definitive merger agreement with Munich Re, whereby Munich Re will acquire all of Midland’s outstanding stock. Under the terms of the agreement, stockholders of The Midland Company will receive $65 in cash per share. This represents a 12% premium above the October 12, 2007 closing price of $57.90 and a
55% premium over Midland’s share price at the start of 2007. The transaction is expected to be completed in the first half of 2008, subject to shareholder and regulatory approvals, as well as other customary closing conditions.
The Midland Company Signs Definitive
Merger Agreement with Munich Re
A Powerful Combination!

Town Hall
Meeting
November 27,
2007

Why Is The Merger Good For Midland?
• An opportunity to join forces with one of the
largest and best run (re)insurance companies
in the world,
• And leverage our specialty P&C expertise,
product and distribution platform to expand in
ways that may not have otherwise been
possible.

Town Hall
Meeting
November 27,
2007

Introducing . . .
Dr. Peter Roeder
Member of the Board of Management
Munich Reinsurance Company
1989:
Joined Munich Re as an underwriter in the liability, personal accident, and motor department.
1999:
Given marketing responsibility for the Netherlands.
2001:
Assumed overall responsibility for Netherlands non-life business.
2002:
Appointed Head of Group
Development.
2007:
Made a member of the Board of Management of ERGO International AG, responsible for the development of life and non-line business in Asia, and in particular China and India.
2007:
Appointed to Board of Management of Munich Re, responsible for the North
America Division and for Global
Clients.

Town Hall
Meeting
November 27,
2007

Munich Re: History
1880
Munich Re is
founded on 19
April 1880 at the
instigation of
Carl von Thieme,
BaronTheodor
von Cramer-Klett
and Wilhelm
Finck.
First major loss in
the 20th century:
the
earthquake in San
Francisco on
18 April 1906.
Munich Re's
liability:
US$ 2.5m
Munich Re acts
fast
to settle losses on
the spot.
Munich Re advises
more than 5,000
clients in 150
countries, and has
more than 50
business units in its
international
organisation.
In primary insurance,
Munich Re's ERGO
Group looks after
over 33 million
clients.
The Munich Re
Group's assets are
managed by MEAG.
2007 1906
Munich Re has
511 employees
and a premium
volume of DM
737m.
1960 2005
Katrina – The largest
loss occurrence in
insurance history
With wind speeds of
up to 280 km/h and
gusts reaching 350
km/h, Katrina sweeps
over the Gulf of
Mexico at the end of
August. Estimates
put overall losses at
US$ 125bn and
insured losses at
US$ 61bn. Financial
strain for Munich Re:
approx.
€ 1.6bn.

Town Hall
Meeting
November 27,
2007

About Munich Re . . .
www.munichre.com
• 2
nd
Largest Reinsurer in the World
• Active in all Lines of Insurance
• Significant Primary Insurer Worldwide
• Active in 160 Countries
• 50 Locations Throughout the World
• 37,000 Employees
• $56 Billion (US) Gross Written Premium
• $324 Billion (US) Assets
• $265 Billion (US) Investments

Town Hall
Meeting
November 27,
2007

Munich Re:  Mission
Turning Risk into Value by
actively diversifying risk, by
growing profitably, by steering
and controlling our activities with
excellence, by capitalizing on our
financial strength on a
sustained basis.

Town Hall
Meeting
November 27,
2007

1 Adjusted due to first-time application of IAS 19 (rev. 2004).
2 Based on assumed IFRS earnings (excl. minority interests) of ~€3bn and 220.2 million shares (weighted average).
Telling Track Record, Ambitious Targets
Changing Gear programme
Munich Re target 2010
EPS 2004–2006
in €
2010e
–
2007e
1
Ambitious growth targets
Best in class
Capital efficiency
EPS
CAGR
>10%
2
Most profitable
among top 5 global
reinsurers
Market leadership in
international health
with integrated
approach
Expand into primary
insurance growth
markets/segments
Strategic risk
management –
maximising reward for
volatility
>18
13.5
8.0
11.7
15.1
2004
2005
2006

Town Hall
Meeting
November 27,
2007

Why is Midland Right for Munich Re?
•
Attractive Target
• Midland has a consistent long-term track record of superior underwriting, leading to above market growth and profitability.
• Large synergy potential with Munich Re America’s existing insurance business.
• Current relationship with Bell & Clements (MR owned MGA)
•
Fit into Strategy
• Strategic fit with recently announced US strategy.
• Move into primary niche segments reduces exposure to P-C cycle.
•
Generating value for shareholders
• Acquisition is EPS accretive for Munich Re shareholders already in
2008.
Midland represents a unique opportunity to enhance Munich
Re’s position in US P-C specialty insurance market segments

Town Hall
Meeting
November 27,
2007

Introducing . . .
Anthony J. Kuczinski, CPA, CPCU
Chief Executive Officer
Munich Reinsurance America, Inc.
• Prior to assuming his current position in January 2008, he was President of the
Specialty Markets division of Munich Reinsurance America.
• Prior to Mr. Kuczinski's appointment as President of Specialty Markets, he was
President of Munich Reinsurance America’s Insurance Company Operations.
• Prior to assuming his role as President of Insurance Company Operations, he was Executive Vice President and Chief Financial Officer for Specialty Markets
and Senior Vice President of Munich Reinsurance America, Inc.
• Has held various positions during his 18+ years with Munich Reinsurance
America, Inc.
• Has over 25 years of industry experience.

Town Hall
Meeting
November 27,
2007

Munich Re America At A Glance
1917:  Founded as American Re.
1996:  American Re Acquired by Munich Re.
2006:  American Re renamed Munich Re America.
Munich Re America – Among leading providers of non-
life reinsurance in the United States. Writes treaty and
facultative reinsurance, insurance, and provides related
services to insurance companies, other large
businesses, government agencies, pools, and other
self-insurers.
2006: Premium Income - $3.7 Billion
Approximately 1200 Employees in the U. S.

Town Hall
Meeting
November 27,
2007

Munich Re America:  U.S. Strategy
• Achieve the full potential of a $50 Billion U.S.
Property & Casualty reinsurance market.
• Build a dominant niche presence in the $500 Billion
U.S. Property & Casualty insurance market.
• Ensure sustainable, profitable growth over the
course of the market cycle.
• Increase profitability from direct and broker
reinsurance as well as primary insurance by:
• Employing a client-centric approach
• Developing closer broker relationships to support
clients’ needs
• Building a dominant presence in specialty primary
insurance segments

Town Hall
Meeting
November 27,
2007

Munich Re America Primary Niche Strategy
• Target pursuit of new niche segments while
maintaining underwriting discipline by:
Identifying profitable specialty niche segments that will achieve above average profitability throughout all phases of the market cycle.
Maximizing synergies with existing primary insurance platform.
Cost and capability sharing across different niches.
• Optimizing Organic Growth
Expanding current product portfolios or extend into new product lines.
Assemble underwriting teams with specific knowledge and expertise in attractive market segments.
Maximize cross-sell opportunities.
• Strategic Acquisitions
Such as MGAs or other production sources.
Build a Dominant Presence in U.S. Niche Primary
Insurance Segments

Town Hall
Meeting
November 27,
2007

Munich Re & AMIG:  US Strategy
Build a leading specialty lines
platform in the US
• Cross-selling and
new products
through shared
know-how leads to
greater market
awareness and
expansion of
producer network
• Creation of new
products through
combination of
know-how
• Higher acceptance
of new AMIG
products through
backing of Munich
Re
• Mutual marketing of
combined product
portfolio
• Cross-selling
through co-
marketing, private
labeling and fronting
New Producers New Products Cross-Selling

Town Hall
Meeting
November 27,
2007

How Will This Impact Midland?
• Recognizes the vast intellectual capital and experience
of Midland’s strong management team and highly skilled
associates.
• We have very ambitious goals for growth and profit.
Those who embrace these goals and contribute to
delivering results in service of them will have a future in
this great organization.
• Synergies are most likely to be derived from maximizing
revenue growth as opposed to cost reductions. In fact, if
anticipated growth is realized, staff will likely increase in the future.
• Of course, we will explore opportunities to leverage best
practices and maximize operating efficiencies over time.

Town Hall
Meeting
November 27,
2007

How Does This Impact Me?
• Continue to do those things that have made you
successful in the past, with the recognition that
adjustments may be necessary to realize the full
potential of our combined operations.
• Continue working on the projects and initiatives that
are key to our future.
• We expect an added positive impact from being part
of an organization of Munich Re’s strength.
The answer to that question today is …
very little, if at all.

Town Hall
Meeting
November 27,
2007

Will Operations Continue in Cincinnati?
• There are no plans to move or discontinue the
Cincinnati-based operations of the company.
• We will naturally look for synergies between
our two primary insurance platforms
(Specialty Markets in Princeton and American
Modern in Cincinnati) in our efforts to optimize
performance.
Yes!

Town Hall
Meeting
November 27,
2007

How Will The Transition Work?
Signing
Regulatory
Approval
Shareholder
Approval
Closing
A Number of Steps Must Take Place Before
The Merger Can Be Completed …
Bigger
Future!
Currently working to
define a transition process.
Will identify cross-
functional teams within
both organizations to
facilitate the transition.

Town Hall
Meeting
November 27,
2007

Facilitating The Transition …
Jurgen Kammerlohr
Group Transactions Department
• Currently heads the Group Transactions Department (GT 1.2) at Munich Re,
which is responsible for group wide M&A transactions in Europe. He has held this position since March, 2007.
• From April, 2004 until February, 2007, Jurgen was Head of Group
Investments Europe, the Munich Re department responsible for the implementation of capital market transactions (debt and equity), the management of strategic participations and M&A transactions..
• Was the project manager responsible for several recent acquisitions, including
Bell & Clements, Lloyds Syndicate 318 (Prichart), and Isvicre Sigorta (a
Turkish direct insurance group).
• Began his career in the Finance department and has been with the Group for nine years.
• Prior to joining Munich Re, he worked as a lawyer in two international law firms focusing on commercial law, insurance law, and M&A. Jurgen has a German and an American law degree.

Town Hall
Meeting
November 27,
2007

Shareholder Information
Because many of you are shareholders of the
company, you will have the opportunity to vote
on the merger.  Any time the management team
or I speak with shareholders our communications
may be considered by the SEC to be a
solicitation of your vote on the transaction.  As a
result, I am required to refer you to the proxy
materials that will be filed with the SEC and
posted on our web site.

Town Hall
Meeting
November 27,
2007

Measures of Our Success
2008 Planning Celebration
November 13, 2007
2008 Planning Celebration
November 13, 2007
2008:  MEASURES OF OUR SUCCESS
2008:  MEASURES OF OUR SUCCESS
“Deliver The Plan”
“Deliver The Plan”
15.5% ROBE   (14.3% Operating ROBE)
94.2% Combined Ratio  (93.3% Net)
$53.6 million P&C Underwriting Profit
$2.5 million Life Underwriting Profit
$47.5 million Investment Income
1.1
2008:  MEASURES OF OUR SUCCESS
2008:  MEASURES OF OUR SUCCESS
“Deliver The Plan”
“Deliver The Plan”
15.5% ROBE   (14.3% Operating ROBE)
94.2% Combined Ratio  (93.3% Net)
$53.6 million P&C Underwriting Profit
$2.5 million Life Underwriting Profit
$47.5 million Investment Income
1.1
2008 Planning Celebration
November 13, 2007
2008 Planning Celebration
November 13, 2007
2008:  MEASURES OF OUR SUCCESS
2008:  MEASURES OF OUR SUCCESS
“Deliver The Plan”
“Deliver The Plan”
15.5% ROBE   (14.3% Operating ROBE)
94.2% Combined Ratio  (93.3% Net)
$53.6 million P&C Underwriting Profit
$2.5 million Life Underwriting Profit
$47.5 million Investment Income
$$88.8 million Profit After-Tax
11.0% Top-Line Growth
1.1 BILLION Top-Line Revenue
2008:  MEASURES OF OUR SUCCESS
2008:  MEASURES OF OUR SUCCESS
“Deliver The Plan”
“Deliver The Plan”
15.5% ROBE   (14.3% Operating ROBE)
94.2% Combined Ratio  (93.3% Net)
$53.6 million P&C Underwriting Profit
$2.5 million Life Underwriting Profit
$47.5 million Investment Income
$126.1 million Pre-Tax Profit
1.1

Town Hall Meeting November 27, 2007 23 Our 2008 Rallying Cry: “Deliver The Plan!”

Town Hall Meeting November 27, 2007 24 Questions? Ask Away!

Important Merger Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Midland by Munich Re. In connection with the proposed acquisition, Midland intends to file a proxy statement on Schedule 14A with the Securities and Exchange Commission, or SEC, and Midland intends to file other relevant materials with the SEC. Shareholders of Midland are urged to read all relevant documents filed with the SEC when they become available, including Midland’s proxy statement, because they will contain important information about the proposed transaction, Midland and Munich Re. A definitive proxy statement will be sent to holders of Midland stock seeking their approval of the proposed transaction. This communication is not a solicitation of a proxy from any security holder of Midland.

Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site,
http://www.sec.gov. In addition, Midland shareholders may obtain free copies of the documents filed with the SEC when available by contacting Midland’s Chief Financial Officer, Todd Gray, at 513-943-7100.

Such documents are not currently available. You may also read and copy any reports, statements and other information filed by Midland or Munich Re with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Munich Re and its directors and executive officers, and Midland and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Midland common stock in respect of the proposed transaction. Information about the directors and executive officers of Midland is set forth in Midland’s proxy statement which was filed with the SEC on March 23, 2007. Investors may obtain additional information regarding the interest of Munich Re and its directors and executive officers, and Midland and its directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available.